                                                                    EXHIBIT 99.1

                                   SIGNATURES

     Date: November 20, 2013            BECKER DRAPKIN MANAGEMENT, L.P.

                                        By:      BC Advisors, LLC
                                        Its:     General Partner

                                        By:      /s/ Ashley Sekimoto
                                                 ------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact

                                        BECKER DRAPKIN PARTNERS (QP), L.P.

                                        By:      Becker Drapkin Management, L.P.
                                        Its:     General Partner

                                        By:      BC Advisors, LLC
                                        Its:     General Partner

                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact

                                        BECKER DRAPKIN PARTNERS, L.P.

                                        By:      Becker Drapkin Management, L.P.
                                        Its:     General Partner

                                        By:      BC Advisors, LLC
                                        Its:     General Partner

                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact

                                        BD PARTNERS IV, L.P.

                                        By:      Becker Drapkin Management, L.P.
                                        Its:     General Partner

                                        By:      BC Advisors, LLC
                                        Its:     General Partner

                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact

                                        BC ADVISORS, LLC

                                        By:      /s/ Ashley Sekimoto
                                                 -------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact

                                        STEVEN R. BECKER

                                        /s/ Ashley Sekimoto
                                        ----------------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact

                                        MATTHEW A. DRAPKIN

                                        /s/ Ashley Sekimoto
                                        ----------------------------------------
                                        Name:    Ashley Sekimoto
                                        Title:   Attorney-in-Fact